AMENDMENT AND TERMINATION AGREEMENT


         AGREEMENT dated as of August 28, 1996 among YASHIRO CO., INC., a Japanese corporation ("Yashiro Inc."), YASHIRO COMPANY, LTD., a Japanese corporation ("Yashiro Ltd."), YUTAKA YAMAGUCHI ("Y. Yamaguchi"), TAKESHI YAMAGUCHI ("T. Yamaguchi"), JOEL DUPRE ("Dupre"), PACIFIC MILLION ENTERPRISE LTD. ("Pacific"), CHENG-SEN WANG ("Wang"), ALBERT H. CHENG ("Cheng"), SIRCO INTERNATIONAL CORP., a New York corporation ("Sirco"), and BUENO OF CALIFORNIA, INC., a Delaware corporation ("Bueno").


                              W I T N E S S E T H:


         WHEREAS, Yashiro Ltd., Yashiro Inc., individually and as agent, Dupre, Pacific, Wang and Cheng have entered into a Stock Purchase Agreement dated as of March 20, 1995 (the "Stock Purchase Agreement") pursuant to which Dupre, Pacific, Wang and Cheng purchased from Yashiro Ltd. and Yashiro Inc. shares of capital stock of Sirco; and

         WHEREAS, concurrently with the execution and delivery of the Stock Purchase Agreement, Sirco and Bueno entered into an Asset Purchase Agreement dated March 20, 1995 (the "Asset Purchase Agreement") pursuant to which Sirco sold the assets of its Handbag Division to Bueno; and

         WHEREAS, the parties hereto desire to amend or terminate their respective obligations under the Stock Purchase Agreement or the Asset Purchase Agreement and certain other agreements or instruments entered into in connection therewith or pursuant to the terms thereof;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter contained, the parties hereto agree as follows:

         1. Prepayments. (a) On the date hereof, Sirco shall pay to Olshan Grundman Frome & Rosensweig LLP ("OGF&R"), on behalf of Yashiro Inc., Yashiro Ltd., Y. Yamaguchi and T. Yamaguchi, US$140,000, which amount shall represent payment in full for all amounts payable by Sirco under the Non-Competition Agreements referred to in Sections 3(e)-(h) hereof (collectively, the "Yashiro Non-Competition Agreements").

                  (b) On the date hereof, Sirco shall pay to OGF&R, on behalf of
T. Yamaguchi, US$51,830 (of which $6,799.25 shall be withheld by Sirco in accordance with applicable law), which amount shall represent payment in full of all amounts payable by Sirco under the Severance Agreement referred to in
Section 3(d) hereof.

                  (c) On the date hereof, Dupre shall pay to OGF&R, on behalf of Yashiro Inc., as agent under the Stock Purchase Agreement, US$390,000, which amount shall represent payment in full of all amounts payable under the Promissory Note dated March 20, 1995 from Dupre to Yashiro Inc., individually and as agent. Upon such payment, Yashiro Inc. shall immediately cancel such promissory note and deliver such canceled promissory note to Dupre.

                  (d) All payments to be made pursuant to this Section 1 shall be paid in cash to OGF&R by wire transfer of immediately available funds to the following account:

                  Account Name:             OGF&R/IOLA Account

                  Account Number:           2592542225

                  Receiving Bank:           Fleet Bank USA

                  ABA Number:               021200339

         2. Amendments. On the date hereof, the respective parties to the following agreements shall execute and delivery amendments to such agreements as follows:

                  (a) the letter agreement dated March 20, 1995 between Yashiro Inc. and Sirco relating to the provision by Yashiro Inc. to Sirco of unsecured trade letters of credit shall be amended and restated in its entirety as set forth in Exhibit A hereto;

                  (b) the Pledge Agreement dated as of March 20, 1995 among Dupre, Pacific, Wang, Cheng, Bueno and Yashiro Inc., individually and as agent, shall be amended and restated in its entirety as set forth in Exhibit B hereto; and

                  (c) the Guaranty dated March 20, 1995 made by Dupre in favor of Yashiro Inc., Yashiro Ltd., Y. Yamaguchi and T. Yamaguchi shall be amended and restated in its entirety as set forth in Exhibit C hereto.

         3. Termination. The continuing covenants and agreements of the respective parties under the following agreements shall, except as expressly provided herein, be terminated as of the date hereof, and, except as expressly provided herein, such agreements shall for all purposes be deemed terminated and of no further force and effect:

                  (a) the Stock Purchase Agreement;

                  (b) the Asset Purchase Agreement; provided, however, that the provisions of Section 1.3, Section 5.5 (provided, however, that the obligations under such Section shall terminate when all amounts payable by Sirco under the amended and restated letter agreement referred to in Section 2(a) hereof have been paid in full) and Section 5.11 thereof shall survive;

                  (c) the Exclusive Purchasing Agreement dated March 20, 1995 between Sirco and Yashiro Inc.;

                  (d) the Severance Agreement dated as of March 20, 1995 between Sirco and T. Yamaguchi;

                  (e) the Non-Competition Agreement dated March 20, 1995 between Yashiro Ltd. and Sirco;

                  (f) the Non-Competition Agreement dated March 20, 1995 between Yashiro Inc. and Sirco;

                  (g) the Non-Competition Agreement dated March 20, 1995 between
Y. Yamaguchi and Sirco;

                  (h) the Non-Competition Agreement dated March 20, 1995 between
T. Yamaguchi and Sirco; and

                  (i) the Non-Competition Agreement dated March 20, 1995 between Bueno and Sirco.

         4. Surviving Agreements. The following agreements shall remain in full force and effect following the date hereof, notwithstanding any other provisions of this Agreement:

                  (a) the Sublease dated as of March 20, 1995 between Sirco and Bueno;

                  (b) the License Agreement dated March 20, 1995 between Sirco and Bueno; and

                  (c) the Assumption Agreement dated March 20, 1995 between Sirco and Bueno.

         5. Acknowledgment and Confirmation. Each of Sirco, Yashiro Inc., Yashiro Ltd., Y. Yamaguchi and T. Yamaguchi (i) acknowledges that Bueno, since entering into the Yashiro Non-Competition Agreements, has been engaged in the sale of "Falchi Sport" products and (ii) hereby confirms and agrees that all of such activity was not in violation of, and did not and shall not constitute a breach of, any of the Yashiro Non-Competition Agreements.

         6. Entire Agreement. This Agreement contains the entire agreement of the parties regarding the subject matter hereof. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter of this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise with respect to the subject matter hereof not contained in this Agreement shall be valid or binding.

         7. Governing Law. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                               [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be signed by their respective duly authorized officers on the date first stated above.

                                               YASHIRO CO., INC.



                                            By:/s/Takeshi Yamaguchi
                                               --------------------
                                                  Takeshi Yamaguchi
                                                  Executive Vice President


                                               YASHIRO COMPANY, LTD.


                                            By:/s/Takeshi Yamaguchi
                                               --------------------
                                                  Takeshi Yamaguchi
                                                  Executive Vice President



                                               /s/Yutaka Yamaguchi
                                               --------------------
                                                  YUTAKA YAMAGUCHI


                                               /s/Takeshi Yamaguchi
                                               --------------------
                                                  TAKESHI YAMAGUCHI


                                               /s/Joel Dupre
                                               --------------------
                                                  JOEL DUPRE


                                               PACIFIC MILLION ENTERPRISE LTD.



                                            By:/s/Takeshi Yamaguchi
                                               --------------------
                                                  Takeshi Yamaguchi
                                                  Executive Vice President


                                               /s/Cheng-Sen Wang
                                               --------------------
                                                  CHENG-SEN WANG


                                               /s/Albert H. Cheng
                                               --------------------
                                                 ALBERT H. CHENG

                                               SIRCO INTERNATIONAL CORP.


                                            By:/s/Joel Dupre
                                               --------------------
                                                  Joel Dupre
                                                  Chief Executive Officer


                                               BUENO OF CALIFORNIA, INC.


                                            By:/s/Takeshi Yamaguchi
                                               --------------------
                                                  Takeshi Yamaguchi
                                                  Chairman of the Board

                                                                       EXHIBIT A


                                YASHIRO CO., INC.
                               1-18-5 Tatsumi-Naka
                               Ikuno-Ku, Osaka 544
                                      Japan

                                                                August 28, 1996

Sirco International Corp.
24 Richmond Hill Avenue
Stamford, Connecticut  06901
Attention:  Mr. Joel Dupre

Dear Sirs:

         This Amended and Restated Letter of Credit Agreement (the "Agreement") shall serve to memorialize our mutual understanding with respect to the provision by Yashiro Co., Inc., a Japanese corporation ("Yashiro"), directly or indirectly to Sirco International Corp., a New York corporation (the "Corporation"), of unsecured trade letters of credit in accordance with the terms and provisions set forth herein.

         1. The  Facility.  At the  Corporation's  request  in  accordance  with
Section 2 hereof, Yashiro shall issue, or cause to be issued, from time to time from the date hereof through and including March 20, 1997 (the "Term"), on behalf of the Corporation, one or more letters of credit in an aggregate amount not to exceed 35% of the book value of all inventory owned by the Corporation (calculated in accordance with generally accepted accounting principles ("GAAP")) at the time the Corporation requests a letter of credit to be issued pursuant to this Agreement; provided, however, that, subject to Section 3 hereof, at no time during the Term shall Yashiro be obligated to issue, or cause to be issued, to or on behalf of the Corporation one or more letters of credit in an aggregate amount greater than US$1,000,000 (the "Maximum Outstanding Balance").

         2. Issuance of Letters of Credit.

                  (a) The Corporation may request Yashiro to issue, or cause to be issued, a letter of credit by delivering to Yashiro, 30 days prior to the issuance of any letter of credit, at its address set forth above a written request containing (i) the amount of the letter of credit requested, (ii) a copy of the related agreement or purchase order to which such letter of credit request relates, (iii) information regarding the manufacturer party to such agreement and (iv) such other certificates, documents and other papers and information as Yashiro may reasonably request. Anything set forth in this Agreement to the contrary notwithstanding, Yashiro's prior written consent with respect to the manufacturer party to the agreement to which a letter of credit request relates (other than manufacturers listed on Schedule A hereto, which is hereby incorporated by reference, transactions with which do not require the prior written consent of Yashiro with respect to a borrowing hereunder), which consent may be withheld by Yashiro in its sole discretion, shall be a condition precedent to any borrowing hereunder.

                  (b) Subject to the terms and conditions of this Agreement, each letter of credit shall, among other things, (i) provide for the payment of sight drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiration date not earlier than three months after such letter of credit's date of issuance but in no event later than the last day of the Term. Each letter of credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revision thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

         3. Repayment. The Corporation shall repay Yashiro with respect to any letter of credit issued or caused to be issued by Yashiro hereunder on behalf of the Corporation no later than 100 days after the date of shipment to which such letter of credit relates (the "Repayment Date"); provided, however, that notwithstanding anything set forth in this Agreement to the contrary, the Corporation shall repay Yashiro with respect to any letters of credit issued or caused to be issued pursuant to this Agreement such that on each of the dates set forth below, the Maximum Outstanding Balance shall not exceed the amount set forth opposite each such corresponding date:

                          Date                 Maximum Outstanding Balance
                          ----                 ---------------------------

                 1.   April 30, 1997                    $700,000
                 2.   May 31, 1997                      $400,000
                 3.   June 30, 1997                     $      0

         4. Fees. In consideration of Yashiro's provision, directly or indirectly, on behalf of the Corporation, of the letter(s) of credit contemplated hereby, the Corporation shall pay Yashiro in accordance with
Section 5 hereof, each and every time a letter of credit is issued or caused to be issued by Yashiro on behalf of the Corporation, the following fees:

                  (a) A fee equal to 3% of the face amount of such letter of credit (the "Origination Fee"); and

                  (b) A fee equal to (i) the product of (x) the aggregate amount drawn under such letter of credit multiplied by (y) the sum of (A) the base rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as its base rate plus (B) 2% multiplied by (z) the number of days during the period commencing on the date such letter of credit is presented for payment and ending on the date the amount drawn under such letter of credit is repaid in full, divided by (ii) 365 (the "Financing Fee").

         5. Payments. All Origination Fees or Financing Fees payable to Yashiro in accordance with this Agreement shall be paid by the Corporation on or prior to the applicable Repayment Date, in cash by wire transfer of immediately available funds in accordance with Yashiro's written instructions.

         6. Early Termination. This Agreement may be terminated by Yashiro at any time upon ten days' prior written notice if the Corporation (i) fails to repay Yashiro for any borrowings under a letter of credit in accordance with the terms of Section 3 hereof, (ii) fails to pay any Origination Fee or Financing Fee in accordance with Section 5 hereof or (iii) at any time during the Term, has accumulated operating losses (calculated in accordance with GAAP) in excess of $1,500,000, commencing with the fiscal quarter ended August 31, 1995.

         7. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter. No amendment or modification hereof shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

         8. Notices. Any notice required, permitted or desired to be given pursuant to any of the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered in person or sent by an internationally recognized express courier, postage and fees prepaid, to the parties at their addresses set forth above. Either of the parties hereto may at any time and from time to time change the address to which notice shall be sent hereunder by notice to the other party given under this Section 8. The date of the giving of any notice sent by an internationally recognized express courier shall be the date which is three days after the date of the posting of the notice.

         9. Assignment. This Agreement may not be assigned by Yashiro without the prior written consent of the Corporation; provided, however, that Yashiro may assign this Agreement to any affiliate thereof without any consent.

         10. Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

         11. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but both of which when taken together shall constitute one and the same instrument.

         If the foregoing reflects our mutual understanding, kindly execute two copies of this Agreement in the space provided below and return one copy to the undersigned.


                                               Very truly yours,

                                               YASHIRO CO., INC.


                                            By:
                                               --------------------
                                                 Name:
                                                 Title:

Accepted and Agreed to
this 28th day of August, 1996


SIRCO INTERNATIONAL CORP.


By:
   -----------------
      Name:
      Title:

                                   Schedule A


HING-WAH LEATHER PRODUCTS
BEST MOUNT DEVELOPMENT LTD.
CABOT FASHION BAGS
EVER-EXPAND
FINE & FAST CO. LTD.
CONSTELLATION ENTERPRISE CO. LTD.
CONG CHYUAN INDUSTRIAL CO. LTD.
KAO-LIEN INTERNATIONAL COMPANY, LTD.

                                                                       EXHIBIT B



                      AMENDED AND RESTATED PLEDGE AGREEMENT



                  AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of August 28, 1996, made by each of JOEL DUPRE ("Dupre"), PACIFIC MILLION ENTERPRISE LTD. ("Pacific Million"), CHENG-SAN WANG ("Cheng-San") and ALBERT H. CHENG ("Cheng," and together with Dupre, Pacific Million and Cheng-San, the "Pledgors") in favor of BUENO OF CALIFORNIA, INC., a Delaware corporation ("Bueno"), and YASHIRO CO., INC., a Japanese corporation ("Yashiro Co."), on its own behalf and as Agent for YASHIRO COMPANY, LTD., a Japanese corporation ("Yashiro Limited," and together with Yashiro Co., the "Yashiro Entities"). Bueno and Yashiro Co., as Agent, are together hereinafter referred to as the "Pledgees."

                                   WITNESSETH:

                  WHEREAS, the Pledgors are parties to that certain Stock Purchase Agreement, dated as of March 20, 1995, by and among the Yashiro Entities and the Pledgors and Yashiro Co., as Agent (the "Stock Purchase Agreement"), pursuant to which the Pledgors purchased from the Yashiro Entities an aggregate of 681,000 shares of common stock, par value $.10 per share (the "Common Stock"), of Sirco International Corp., a New York corporation (the "Corporation"), in partial consideration of which Dupre executed and delivered to Yashiro Co., as Agent for the Yashiro Entities, a promissory note in the principal amount of $532,250 (the "Note"); and

                  WHEREAS, Bueno is party to that certain Asset Purchase Agreement, dated March 20, 1995, by and between Bueno and the Corporation (the "Asset Purchase Agreement"), pursuant to which Bueno purchased the assets of the Corporation's Handbag Division; and

                  WHEREAS, as a condition precedent to (i) the Yashiro Entities entering into the Stock Purchase Agreement and (ii) Bueno entering into the Asset Purchase Agreement, the Pledgors made the pledge contemplated by that certain Pledge Agreement, dated as of March 20, 1995, by and among the Pledgors and the Pledgees; and

                  WHEREAS, as a condition precedent to each of the Yashiro Entities and Bueno entering into that certain Amendment and Termination Agreement, of even date herewith (the "Amendment and Termination Agreement"), which provides, among other things, for the repayment of all amounts owed by Dupre under the Note, the Pledgors shall have made the pledge contemplated by this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and in the Amendment and Termination Agreement, each of the Pledgors hereby agrees as follows:

                  SECTION 1.  Pledge.

                  (a) The Pledgors  hereby pledge to the Pledgees,  and grant to
the  Pledgees  a  first   priority   security   interest  in,  the  following  (
collectively, the "Pledged Collateral"):

                           (i) 681,000 shares of Common Stock (the "Pledged Shares") (constituting, as of the date hereof, no less than 25% of the issued and outstanding capital stock of the Corporation (the "Minimum Amount") and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                           (ii) Such additional shares of Common Stock pledged to the Pledgees pursuant to Section 1(b) hereof (which shares, when so pledged, shall be deemed to be part of the Pledged Shares) and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such additional shares; and

                           (iii) all proceeds of any and all of the Pledged Collateral (including, without limitation, proceeds that constitute property of the types described above).

                  (b) In the event that the Corporation issues any additional shares of its capital stock, the Pledgors shall, in accordance with Section 3 hereof, immediately pledge to the Pledgees such number of additional shares of Common Stock that, together with the Pledged Shares, shall equal no less than the Minimum Amount.

                  SECTION 2. Security for Obligations. This Agreement secures the payment of each of the following obligations:

                  (a) All obligations of the Corporation, now or hereafter existing, under that certain Amended and Restated Letter of Credit Agreement, of even date herewith, by and between the Corporation and Yashiro Co. (the "Amended and Restated L/C Agreement") whether for principal, interest, fees, expenses or otherwise;

                  (b) All obligations of the Corporation, now or hereinafter existing, under (i) that certain Sublease, dated as of March 20, 1995, by and between the Corporation and Bueno (the "Sublease") and (ii) that certain License Agreement, dated March 20, 1995, by and between the Corporation and Bueno, to the extent that Bueno receives a final, non-appealable judgment from a court of competent jurisdiction in respect of any breach by the Corporation of either the Sublease or the License Agreement;

                  (c) All obligations of Dupre, now or hereafter existing, under that certain Amended and Restated Guaranty, of even date herewith, in favor of Yashiro Co. (the "Amended and Restated Guaranty"); and

                  (d)  All  obligations  of  the  Pledgors,   now  or  hereafter
existing, under the Amendment and Termination Agreement or this Agreement.

All  obligations set forth in subsections  (a) through (d),  inclusive,  of this
Section 2 shall hereinafter be collectively referred to as the "Obligations." Each of the (i) Amended and Restated L/C Agreement, (ii) the Sublease, (iii) the License Agreement, (iv) the Amended and Restated Guaranty, (v) the Amendment and Termination Agreement and (vi) this Agreement shall hereinafter be collectively referred to as the "Operative Agreements." Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts and the fulfillment of all obligations which constitute part of the Obligations and would be owed or required to be performed by (i) Dupre pursuant to the Amended and Restated Guaranty or (ii) by the Corporation or the Pledgors, as the case may be, pursuant to the other Operative Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any of the Pledgors or the Corporation; provided, however, that this Agreement shall nevertheless remain enforceable notwithstanding any such proceeding.

                  SECTION 3.  Delivery or Release of Pledged Collateral.

                  (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgees pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgees. The certificates representing the Pledged Collateral initially being delivered to the Pledgees hereunder are listed on Schedule I annexed hereto, which is hereby incorporated by reference. The Pledgees shall have the right, at any time in their discretion and without notice to the Pledgors, to transfer to or to register in the name of the Pledgees or any of their nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a) hereof. In addition, the Pledgees shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  (b) Upon receipt by the Pledgees of a written request from each of the Pledgors for release of Pledged Shares (the "Requested Shares"), together with a written certification by each of the Pledgors to the effect that, after giving effect to the release of the Requested Shares pursuant to this Section 3(b), the Pledged Shares shall exceed the Minimum Amount, the Pledgees shall, within 10 days of receipt of such request and certification, deliver to the Pledgors at such address as each of the Pledgors shall specify in The City of New York certificates representing the Requested Shares, together with any stock powers, proxies or other instruments relating to such Requested Shares then in the possession of the Pledgees, or any one or more of them, or, if such Requested Shares have been transferred to or registered in the name of the Pledgees or any of their nominees pursuant to Section 3(a) hereof, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Pledgors. Upon receipt of any Requested Shares pursuant to this Section 3(b), such Requested Shares shall be free of any lien or security interest created hereby and shall no longer be subject to the pledge of this Agreement, and the Pledgees shall have no further rights hereunder with respect to such Requested Shares. Anything set forth in this Section 3(b) to the contrary notwithstanding, all of the Pledged Shares other than the Requested Shares shall remain subject to the terms and provisions of this Agreement.

                  SECTION  4.  Representations  and  Warranties.   Each  of  the
Pledgors represents and warrants to each of the Pledgees as follows:

                  (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (b) The Pledgors are the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                  (c) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

                  (d) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Pledgors of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgors, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by the Pledgees of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally).

                  (e) As of the date hereof, (i) the Pledged Shares constitute no less than 25% of the issued and outstanding shares of Common Stock and (ii) the Corporation has no shares of preferred stock issued and outstanding.

                  (f) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

                  SECTION 5.  Further Assurances; Supplements.

                  (a) Each of the Pledgors agrees that any time and from time to time, at their own expense, the Pledgors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgees may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgees to exercise and enforce their rights and remedies hereunder with respect to any Pledged Collateral.

                  (b) Each of the Pledgors further agrees that he or it will, upon the pledging of any additional shares of Common Stock to the Pledgees pursuant hereto, deliver to the Pledgees a pledge agreement, duly executed by each of the Pledgors, in substantially the form of Schedule II annexed hereto (a "Pledge Amendment"), which is hereby incorporated by reference, in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement. Each of the Pledgors hereby authorizes the Pledgees to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares set forth in any Pledge Amendment delivered to the Pledgees shall for all purposes hereunder be considered Pledged Collateral.

                  SECTION 6.  Voting Rights; Dividends; Etc.

                  (a) So long as no Event of Default shall have occurred and be continuing;

                  (i) The Pledgors shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgors shall not exercise or refrain from exercising any such right if, in the Pledgees' sole judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

             (ii) The Pledgors shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral; provided, however, that any and all

                           (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid,  payable or otherwise  distributed  in
                  respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

shall be, and shall be forthwith delivered to the Pledgees to hold as, Pledged Collateral and shall, if received by the Pledgors, be received in trust for the benefit of the Pledgees, be segregated from the other property or funds of the Pledgors, and be forthwith delivered to the Pledgees as Pledged Collateral in the same form as so received (with any necessary indorsement or assignment).

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                  (i) All rights of the Pledgors to exercise or refrain from exercising the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 6(a)(i) hereof and to receive the dividends which they would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Pledgees who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

                  (ii) All dividends which are received by the Pledgors contrary to the provisions of Section 6(b)(i) hereof shall be received in trust for the benefit of the Pledgees, shall be segregated from other funds of the Pledgors and shall be forthwith paid over to the Pledgees as Pledged collateral in the same form as so received (with any necessary indorsement).

                  (c) As used in this Agreement, "Event of Default" shall mean any of the following:

                           (i) the failure by the Corporation to pay any principal of, interest accrued on, or any other payment required under, the Amended and Restated L/C Agreement when the same becomes due and payable within ten days after written notice by the Pledgees of such failure; or

                      (ii) the failure by the  Corporation to fulfill any of its obligations under the Sublease or the License Agreement within ten days after written notice by the Pledgees of such failure; or

                           (iii) the failure by the Corporation to make any payment required when the same becomes due and payable, or fulfill any of its obligations, under the Amendment and Termination Agreement or this Agreement within ten days after written notice by the Pledgees of such failure; or

                           (iv) the failure by Dupre to fulfill any of his obligations under the Amended and Restated Guaranty within ten days after written notice by the Pledgees of such failure.

                  (d) Each of the Pledgors shall execute and deliver (or cause to be executed and delivered) to the Pledgees all such proxies and other instruments as the Pledgees may reasonably request for the purpose of enabling the Pledgees to (i) exercise the voting and other rights which they are entitled to exercise pursuant to Section 6(b)(i) hereof and (ii) to receive the dividends which they are authorized to receive and retain pursuant to Section 6(a)(ii) hereof and Section 6(b) hereof.

                  SECTION 7. Transfers and Other Liens. Each of the Pledgors agrees that he or it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for (A) the security interest under this Agreement and (B) the granting of an option or proxy with respect to, or sale of, the Pledged Collateral to Dupre. Notwithstanding the preceding sentence, any transfer of the Pledged Collateral to Dupre from any other Pledgor pursuant to an option granted to Dupre shall be subject to such documentation as the Pledgees may reasonably request to assure compliance with applicable securities laws and to confirm their continuing security interest in the Pledged Collateral to be so transferred, all in accordance with Section 5 hereof.

                  SECTION 8. Pledgees  Appointed  Attorney-in-Fact.  Each of the
Pledgors hereby appoints each of Yashiro Co. and Bueno, the Pledgors' attorney-in-fact, each with full authority in the place and stead of the Pledgors and in the name of the Pledgors or otherwise, from time to time in their discretion to take any action and to execute any instrument which the Pledgees may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgors under Section 6 hereof) including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgors representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                  SECTION 9. Pledgees May Perform. If the Pledgors fail to perform any agreement contained herein, the Pledgees may themselves perform, or cause performance of, such agreement, and the expenses of the Pledgees including, without limitation, the reasonable fees and expenses of their counsel, incurred in connection therewith shall be payable by the Pledgors under
Section 12 hereof.

                  SECTION 10. The Pledgees' Duties. The powers conferred on the Pledgees hereunder are solely to protect their interest in the Pledged Collateral and shall not impose any duty upon them to exercise any such powers. Except for the safe custody of any Pledged Collateral in their possession and the accounting for moneys actually received by them hereunder, the Pledgees shall have no duty as to any Pledged Collateral, as to (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgees have or are deemed to have knowledge of such matters or (ii) the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Pledgees shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in their possession if such Pledged Collateral is accorded treatment substantially equal to that which the Pledgees accord their own property.

                  SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Pledgees may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at the time (the "Code") (whether or not the Code applies to the Pledged Collateral), and may also, in their sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the
         Pledgees'  offices  or  elsewhere,  for cash,  on credit or for  future delivery, and upon such other terms as the Pledgees may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. The Pledgors agree that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgees shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each of the Pledgors hereby waives any claims against the Pledgees arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Pledgees accept the first offer received and do not offer such Pledged Collateral to more than one offeree.

                  (b) Any cash held by the Pledgees as Pledged Collateral and all cash proceeds received by the Pledgees in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Pledgees, be held thereby as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Pledgees for any reasonable expenses incurred thereby pursuant to Section 12) in whole or in part by the Pledgees against, all or any part of the Obligations in such order as the Pledgees shall elect. Any surplus of such cash or cash proceeds held by the Pledgees and remaining after payment in full of all the Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

                  SECTION 12. Expenses. The Pledgors shall upon demand pay to the Pledgees the amount of any and all reasonable expenses including, without limitation, the reasonable fees and expenses of their counsel and of any experts and agents, which the Pledgees may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgees hereunder or (iv) the failure by the Pledgors to perform or observe any of the provisions hereof.

                  SECTION 13. Security Interest Absolute. The obligations of the Pledgors under this Agreement are independent of the Obligations and a separate action or actions may be brought and prosecuted against the Pledgors to enforce this Agreement. All rights of the Pledgees and security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any of the Operative Agreements or any other agreement or instrument relating thereto; or

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Operative Agreements including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Corporation under the Amended and Restated L/C Agreement or otherwise; or

                  (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty (including, without limitation, the Amended and Restated Guaranty), for all or any of the Obligations; or

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Corporation or any of its subsidiaries; or

                  (e) any change, restructuring or termination of the corporate structure or existence of the Corporation or any of its subsidiaries; or

                  (f) any assignment for the benefit of creditors or filing by the Corporation or any of the Pledgors of a voluntary petition under the U.S. Bankruptcy Code, as amended, or any other federal or state insolvency law; or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgors.

                  SECTION 14. No Waiver. No failure on the part of the Pledgees to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgees of any right, power or remedy hereunder preclude any other further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

                  SECTION 15. Amendments. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the Pledgees.

                  SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered to them, if to the Pledgors, c/o Dupre at the Corporation's address at 24 Richmond Hill Avenue, Stamford, Connecticut 06901, with a copy to Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022, Attention: Eric M. Hellige, Esq. and if to the Pledgees, c/o Yashiro Co. at its address at 1-18-5 Tatsumi-Naka, Ikuno-Ku, Osaka 544, Japan, Attention: Takeshi Yamaguchi, with a copy to Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022, Attention: Neil Grundman, Esq. or, as to any party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 16. All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively.

                  SECTION 17. Continuing Security Interest; Assignments under any Operative Agreement. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full of all obligations of the Corporation, now or hereafter existing, under (A) the Amended and Restated L/C Agreement, whether for principal, interest, fees, expenses or otherwise (such date of payment hereinafter referred to as the "L/C Termination Date") and (B) all other amounts payable as of the L/C Termination Date under this Agreement, (ii) be binding upon each of the Pledgors, their successors and assigns and (iii) inure to the benefit of, and be enforceable by, each of the Pledgees and their successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), the Pledgees may assign or otherwise transfer all or any portion of their rights and obligations under any Operative Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Pledgees herein or otherwise. Upon the later of the payment in full or the complete performance of all obligations of the Corporation, now or hereafter existing, under (A) the Amended and Restated L/C Agreement, whether for principal, interest, fees, expenses or otherwise and (B) all other amounts payable as of the L/C Termination Date under this Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors. Upon any such termination, the Pledgees will, at the Pledgors' expense, return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

                  SECTION 18. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein, terms defined in Article 9 of the Code are used herein as therein defined.

                  IN WITNESS WHEREOF, the Pledgors have executed and delivered this Agreement as of the date first above written.



                                    PLEDGORS:


                                    ------------------------------
                                    JOEL DUPRE




                                    PACIFIC MILLION ENTERPRISE LTD.



                              By:   ------------------------------
                            Name:   Joe Takada
                           Title:

                                    ------------------------------
                                    CHENG-SEN WANG


                                    ------------------------------
                                    ALBERT H. CHENG

                                                                      SCHEDULE I





                 Attached to and forming a part of that certain
                           Amended and Restated Pledge
                 Agreement, dated August 28, 1996, by and among
                     Dupre and other pledgors, as Pledgors,
                to Bueno and Yashiro Co., as Agent, as Pledgees.


   Stock Certificate No(s).   Number of Shares         Name of Stockholder
   ------------------------   ----------------         -------------------

           NB 5878               133,333                Pacific Million
                                                        Enterprise Ltd.

           NB 5877               414,334                Joel Dupre

           NB 5879                88,889                Cheng-Sen Wang

           NB 5880                44,444                Albert H. Cheng

                                                                     SCHEDULE II



         This Pledge Amendment No. [ ], dated [ ] 19[ ], (the "Pledge Amendment") is delivered pursuant to Section 5 of that certain Amended and Restated Pledge Agreement (as hereinafter defined). Each of the undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement, dated August 28, 1996, by and among the undersigned and the Pledgees (the "Amended and Restated Pledge Agreement;" capitalized terms defined therein being used herein as therein defined) and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Obligations.

   Stock Certificate No(s).      Number of Shares          Name of Shareholder
   ------------------------      ----------------          -------------------






                                    PLEDGORS:


                                    ------------------------------
                                    JOEL DUPRE




                                    PACIFIC MILLION ENTERPRISE LTD.



                              By:   ------------------------------
                            Name:   Joe Takada
                           Title:

                                    ------------------------------
                                    CHENG-SEN WANG


                                    ------------------------------
                                    ALBERT H. CHENG

                                                                       EXHIBIT C

                          AMENDED AND RESTATED GUARANTY


                  In consideration of and to induce Yashiro Co., Inc., a Japanese corporation ("Yashiro"), to enter into that certain Amended and Restated Letter of Credit Agreement (the "Amended and Restated L/C Agreement"), of even date herewith, by and between Yashiro and Sirco International Corp., a New York corporation (the "Corporation"), and for other good and valuable consideration, the undersigned irrevocably and unconditionally guarantees to Yashiro, payment when due, whether by acceleration or otherwise, of any and all Liabilities (as hereinafter defined) to Yashiro, together with all interest thereon, if applicable, and all reasonable attorneys' fees, costs and expenses of collection incurred by Yashiro in enforcing any of such Liabilities and/or this guaranty. This guaranty shall supersede and replace that certain Guaranty, dated March 20, 1995, made by the undersigned in favor of Yashiro, Yashiro Company, Ltd., Yutaka Yamaguchi and Takeshi Yamaguchi which, following the execution and delivery by the undersigned of this guaranty, shall be of no further force and effect.

                  The term "Liabilities" shall mean all of the obligations of the Corporation, now or hereafter existing, under the Amended and Restated L/C Agreement, whether for principal, interest, fees, expenses or otherwise.

                  This is an absolute, unconditional, present and continuing guaranty of performance and payment, and not of collection, and all Liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. Yashiro shall not be required to exhaust its remedies against the Corporation prior to the exercise of its rights and remedies against the undersigned.

                  Yashiro may at any time and from time to time without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part:

                  (i) change the manner, place or terms of payments, and/or change or extend the time of payment of, renew or alter any Liabilities or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Liabilities as so changed, extended, renewed or altered;

                  (ii) accept any checks, notes or other obligations secured or unsecured in any amount, purportedly in payment of the whole or any part of the Liabilities;

                  (iii) exercise or refrain from exercising any rights against the Corporation or others (including, without limitation, the undersigned) or otherwise act or refrain from acting upon any default of the Corporation; or

                  (iv) settle or compromise any Liability hereby guaranteed or any other liability (including, without limitation, any of those hereunder) incurred directly or indirectly in respect thereof or hereof.

                  In the event that any of such Liabilities (including, without limitation, any installment payments) are payable and default occurs with respect to the payment thereof, or in the event of a breach of a covenant in any agreement governing such Liability which is not cured during any applicable grace period, then, at the option of Yashiro, the specific Liability, including the full unpaid balance due thereof, whether or not then due, shall be immediately due and payable to Yashiro on demand.

                  In the event of any proceeding between the parties in respect of any matter arising under this guaranty, the undersigned hereby consents that Yashiro's records, and entries thereon, shall be admissible into evidence as proof of sale, delivery, acceptance, price and of all other transactions shown thereon, and of the amount of the liability of the undersigned.

                  The undersigned hereby waives notice of acceptance of this guaranty and notice of any Liability to which it may apply, including, without limitation, the making of sales, the rendition of services and the extension of credit by Yashiro to the Corporation, and further waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, suit or taking of other action by Yashiro, and any other notice to any party liable thereon (including the undersigned).

                  Upon the happening of any of the following events: the insolvency or suspension of business of the Corporation, or the making by the Corporation or the undersigned of an assignment for the benefit of creditors, or a trustee or receiver being appointed for the Corporation or the undersigned or for any property of either of them, or any proceeding being commenced against the Corporation or the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute which shall not be dismissed within sixty days after its commencement, then, and in any such event and at any time thereafter, Yashiro may, without notice to the Corporation or the undersigned, make all the Liabilities to Yashiro, whether or not then due, immediately due and payable hereunder as to the undersigned, and Yashiro shall be entitled to enforce the obligations of the undersigned hereunder.

                  No invalidity, irregularity or unenforceability of all or any part of the Liabilities hereby guaranteed or of any security therefor shall affect, impair or be a defense to this guaranty, this guaranty being a primary obligation of the undersigned; provided, however, that notwithstanding anything set forth herein to the contrary, the undersigned may assert as a defense to this guaranty, any good faith defense that is applicable under any agreement governing the Liability under which gives rise to Yashiro's enforcement of this guaranty. Should any one or more provisions of this guaranty be judicially determined to be unenforceable, all other provisions shall not be affected and shall remain in full force and effect.

                  No delay on the part of Yashiro in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guaranty, shall be deemed to be made by Yashiro unless the same shall be in writing, duly signed on behalf of Yashiro, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Yashiro or the Liabilities to Yashiro in any other respect at any other time.

                  The rights of Yashiro are cumulative and shall not be exhausted by Yashiro's exercise of any of its rights hereunder or otherwise against the undersigned or by any number of successive actions until and unless all indebtedness hereby guaranteed has been paid and each of the obligations of the undersigned hereunder has been fully satisfied.

                  This guaranty and the rights and obligations of Yashiro and of the Corporation shall be governed and construed in accordance with the laws of the State of New York, except that body of law relating to the choice of laws. This guaranty is binding upon the undersigned, his executors, administrator, successors and assigns, and shall inure to the benefit of Yashiro, its successors and assigns.

Dated:  August 28, 1996




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        JOEL DUPRE